                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                        Date of Report: JANUARY 14, 2004
                (Date of earliest event reported) JANUARY 9, 2004


                                  MEDWAVE, INC.
                                  -------------
               (Exact name of registrant as specified in charter)

          Delaware                        0-28010                41-1493458
----------------------------         ----------------       --------------------
(State or other jurisdiction         (Commission file          (IRS employer
     of incorporation)                    number)            identification no.)


                          435 Newbury Street, Suite 206
                          Danvers, Massachusetts 01923
                          ----------------------------
               (Address of principal executive offices) (Zip code)


       Registrant's telephone number, including area code: (978) 762-8999







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ITEM 5.  OTHER EVENTS AND REQUIRED FD DISCLOSURE
         ---------------------------------------

         On January 13, 2004, Medwave, Inc. issued a press release, a copy of which is filed as Exhibit 99.1 attached hereto, announcing that they have closed an additional $5,550,000 of capital.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
         ------------------------------------------------------------------

         (a)  Financial statements:  None.

         (b)  Pro forma financial information:  None.

         (c)  Exhibits: See Exhibit Index on page following signatures.





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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            MEDWAVE, INC.



Date:    January 14, 2004                   By: /s/ Timothy J. O'Malley
                                               ---------------------------------
                                               Timothy J. O'Malley
                                               President and Chief Executive
                                                 Officer






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                                  EXHIBIT INDEX


EXHIBIT NO.               DESCRIPTION
-----------               -----------
Exhibit 99.1              Press Release issued by Medwave, Inc. dated January 13, 2004.






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